UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant X	Filed by a Party other than the Registrant O

Check the appropriate box:

O	Preliminary Proxy Statement

O	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

O	Definitive Proxy Statement

X	Definitive Additional Materials

O	Soliciting Material under § 240.14a-12

Loar Holdings Inc.

(Name of Registrant as Specified in Its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

X	No fee required.

O	Fee paid previously with preliminary materials.

O	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOAR HOLDINGS

20 NEW KING STREET

WHITE PLAINS, NY 10604

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LOAR2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73836-P33202        KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

LOAR HOLDINGS			For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:

1.

Election of Dirkson Charles, Anthony M. Carpenito, Taiwo Danmola and Paul S. Levy as Class I directors, each to hold office until our annual meeting of stockholders in 2028 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal.

			☐	☐	☐

Nominees:

	01)	Dirkson Charles
	02)	Anthony M. Carpenito
	03)	Taiwo Danmola
	04)	Paul S. Levy

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

3.	Approval of Amended and Restated Loar Holdings Inc. 2024 Equity Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

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V73837-P33202

LOAR HOLDINGS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2025 10:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dirkson Charles and Glenn D’Alessandro, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of LOAR HOLDINGS that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET, on June 3, 2025, virtually at www.virtualshareholdermeeting.com/LOAR2025 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side